                    SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549

                  -------------------------------------

                                 FORM 8-K

                              CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934


Date of Report  (Date of earliest event reported): October, 2, 1997

                             TCSI Corporation
          (Exact name of registrant as specified in its charter)

         Nevada                    0-19377                 68-0140975
(State of incorporation)         (Commission             (IRS Employer
                                 File Number)          Identification No.)

1080 Marina Village Parkway, Alameda, California             94501
(Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code:  (510) 749-8500

Item 5.  Other Events.

         On October 15, 1997, TCSI Corporation issued a press release, a copy of which is filed herewith as Exhibit 28.

                                SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             TCSI Corporation

By: /s/Ram A. Banin
    -----------------
Ram A. Banin
Acting Chief Financial Officer

Date: October 15, 1997

                            INDEX TO EXHIBITS

28.  Press Release, dated October 15, 1997

    TCSI Unveils Flow-Through Provisioning Capability in its Broadband
                               SolutionSuite

     Leading Telecom Software Company Adds New Level of Automation to
                        Broadband Product Portfolio

For additional information contact:

TCSI Corporation
Leigh Salvo
(510)749-8653



    TCSI UNVEILS FLOW-THROUGH PROVISIONING CAPABILITY IN ITS BROADBAND
                               SOLUTIONSUITE

     LEADING TELECOM SOFTWARE COMPANY ADDS NEW LEVEL OF AUTOMATION TO
                        BROADBAND PRODUCT PORTFOLIO

ALAMEDA, CALIFORNIA - October 15, 1997 - TCSI Corporation (Nasdaq: TCSI), a global provider of software to the telecom industry today announced that it will market the world's first fully automated, flow-through provisioning system for the management of broadband networks.

TCSI will utilize this software as the flagship product within its Broadband SolutionSuite, a portfolio of application modules and products that enable telecom service providers to realize the benefits of integrated service management in their broadband networks, including automated flow-through service activation, reduced operational costs, improved service quality, and significantly reduced time-to-market.

"This technology, combined with SolutionCore TM, TCSI's advanced development environment for telecom management systems, will allow our customers to manage an end-to-end, multi-vendor broadband network that can significantly speed the time-to-market to deploy new services," said Ram Banin, TCSI's president and chief executive officer. "This development represents a significant milestone in TCSI's overall product development plan. TCSI's goal is to offer our customers complete telecom solutions through a comprehensive product offering of frameworks and turnkey systems, built on a robust foundation to meet today's telecom industry needs and rapidly scale to meet future demands. We are particularly excited about this development, as it enables TCSI to deliver market proven solutions at a lower cost to emerging carriers, as well as to larger, established carriers worldwide."

The SONET network management system is designed to improve customer service by provisioning services more rapidly and to make the repair process much quicker. TCSI can modify and license the code developed for this system directly to telecom operators or through other channels, such as equipment manufacturers or systems integrators. This will enable the Company to expand its marketing reach to new regions, as well as to other service providers that previously sought more complete solutions at a lower cost.

About TCSI's Products and Services
TCSI provides integrated products and services to many of the world largest and most successful telecom companies. TCSI offers SolutionServices TM, a full range of services including consulting, customized development, deployment,  maintenance,  and  training, SolutionCoreTM,  TCSI's  industry-
leading   application  environment,  enables  the  rapid  development   and
deployment of advanced element, network, and services management systems. TCSI's SolutionSuites TM are integrated packages of applications components to automate the management processes of Intelligent Network, Broadband, and Digital Cellular services and networks.


About TCSI Corporation
TCSI is a leading provider of integrated software products and services for the global telecom industry. A recognized innovator in object-oriented technology, TCSI products and services enable telecom service providers and equipment manufacturers to rapidly meet the growing demand for integrated and automated management of a wide range of networks and services. TCSI serves its customers in offices throughout North America, Europe, and the Pacific Rim.

This press release contains certain forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to a number of risks and uncertainties which could cause actual results to differ materially from those projected. Such risks include, but are not limited to; the timing of significant customer orders and capital spending patterns of the Company's customers. Further risks are detailed in the Company's filings with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.


                                   ####